                                Two World Trade Center, New York, New York 10048

INTERCAPITAL INSURED MUNICIPAL BOND TRUST
LETTER TO THE SHAREHOLDERS October 31, 1995




DEAR SHAREHOLDER:

Bonds have rallied significantly since late last year. Progressive tightening of monetary policy by the Federal Reserve Board over the 12 months through February 1995 led to slower economic growth and caused bonds to advance. The trend toward lower long-term interest rates this year was also aided in July by a 25 basis point reduction in the federal-funds rate (the interest rate banks charge each other for overnight loans).

MUNICIPAL MARKET CONDITIONS

Long-term municipal bond yields declined from a high of 7.37 percent in November 1994 to 6.02 percent at the end of October 1995, as tracked by The Bond Buyer Revenue Bond Index*. This 135 basis point decline in yield corresponded to an 11 percent price increase for callable municipal bonds with 30-year maturities. Similarly, yields on 1-year municipal notes moved from 4.51 percent to 3.82 percent. The yield pickup for extending maturity from 1- to 30-years was 220 basis points.

Tax-exempt bonds began the year by outperforming U.S. Treasury bonds, but then deteriorated on a relative basis. The ratio of the Revenue Bond Index yield to the 30-year U.S. Treasury bond yield moved from 89 percent in December 1994 to 84 percent by the end of February 1995. A declining ratio means that municipal bond prices have been stronger than U.S. Treasury prices. In the spring the municipal market began to discount the risk of comprehensive changes in the tax code created by flat tax rhetoric from Washington. This caused the yield ratio to reach a high of 95 percent during the summer. Over the past 10 years, long municipal yields have averaged 89 percent of U.S. Treasury yields.

The municipal market continued to experience consolidation in 1995.
Municipal   underwriting in the first 10 months of the year was down

---------------
*The Bond Buyer Revenue Bond Index is an arithmetic average of the yields of 25 selected municipal revenue bonds with 30-year maturities. Credit ratings of these bonds range from Aa1 to Baa1 by Moody's Investors Service, Inc., and AA+ to A- by Standard & Poor's Corp.

INTERCAPITAL INSURED MUNICIPAL BOND TRUST
LETTER TO THE SHAREHOLDERS October 31, 1995, continued

16 percent from the same period in 1994. This change followed a 44 percent drop in volume for all of 1994. The effect of lower volume and profitability was also apparent in the decisions of several major dealers to withdraw from the municipal business.

TAX REFORM

Flat-tax advocates have generated increased publicity for their proposals and have affected the municipal market since early 1995. Most of the discussion on proposed tax-reform measures is based on theoretical concepts, containing broad assumptions and lacking specific details. Basically, the various plans raise questions about the fairness of changing from a progressive to a regressive tax structure. Low flat-tax rate plans call for the elimination of deductions of mortgage interest, charitable contributions, property taxes, and state and local income taxes. Should politicians make tax reform a central issue in the 1996 elections, media coverage will expand from the financial page to the front page. If that happens, municipal bonds could come under further pressure. For example, when major tax reform turmoil occurred in 1986, municipal yields briefly exceeded taxable yields.

In addition to the market risk associated with the flat-tax proposals, municipal credits would also be negatively affected. If mortgage interest and property tax deductions were eliminated, municipalities would experience a decline in their property tax base. The loss of state and local income tax deductions would increase the relative economic disadvantage that high-tax states already face. The flat tax represents a shift in tax accountability from the federal to local governments. Taxpayer recognition of the extent of changes under consideration may impede the passage of comprehensive tax reform.

FUND PERFORMANCE

The net asset value (NAV) of InterCapital Insured Municipal Bond Trust (IMB) rose from $14.16 to $15.41 per share during the fiscal year ended October 31, 1995. Based on this NAV change plus reinvestment of tax-free dividends totaling $1.04 per share, the Trust's total return was 16.98 percent. Over the same period, IMB's market price on the New York Stock Exchange appreciated 13.6 percent from $12.875 to $14.625 per share. Based on this market price change and reinvestment of tax-free dividends, the Trust's total return was 22.10 percent. IMB began the fiscal year trading at a 9 percent discount to NAV and closed at a 5 percent discount. Undistributed net investment income totaled $0.026 per share on October 31, 1995 versus $0.074 per share a year ago. Since the amount of IMB's undistributed net investment income continued to shrink during the summer, the Trustees voted to reduce the monthly dividend from $0.085 to $0.075 per share beginning with the November 1995 payment. This revised dividend rate more accurately reflects the Trust's current earnings.

INTERCAPITAL INSURED MUNICIPAL BOND TRUST
LETTER TO THE SHAREHOLDERS October 31, 1995, continued

PORTFOLIO STRUCTURE

On October 31, 1995, IMB's long-term portfolio was diversified among 11 long-term municipal sectors and 37 credits. The three largest sectors -- mortgage - single family, transportation and industrial development/pollution control revenue bonds -- represented 53 percent of the portfolio. The average maturity and call protection of the Trust's long-term holdings were 23 and 6 years, respectively. Net assets exceeded $110 million.

Each position in the portfolio was backed by triple "A" rated bond insurers or U.S. government-guaranteed securities. This is to ensure the timely payment of principal and interest. The distribution of credit enhancements is illustrated on the right.

Credit Enhancements as of October 31, 1995
(% of Total Long-Term Investments)

FGIC          24%
AMBAC          6%
MBIA          41%
GNMA          11%
FSA           18%



THE IMPACT OF LEVERAGING

As discussed in previous reports, the total income available for distribution to common shareholders includes incremental income provided by Auction Rate Preferred Share (ARPS) leverage. ARPS dividends reflect prevailing short-term interest rates on maturities normally ranging from one week to one year. Incremental income to common shares depends on two factors: first, the spread between the interest earned on the long-term bonds in the established portfolio of investments and the ARPS auction rate plus ARPS expenses; second, the amount of ARPS outstanding. The greater the amount of ARPS outstanding, the greater the amount of incremental income available for distribution to common shareholders.

The profitability of ARPS declined in 1994 and the first half of 1995. ARPS yields have moved somewhat lower since the Federal Reserve Board's initial easing in July 1995. A reduction in the amount of ARPS outstanding -- to control the portfolio's price volatility last year -- also diminished incremental income to common shares. Currently, $30 million in ARPS are outstanding. This represents 27 percent of net assets.

INTERCAPITAL INSURED MUNICIPAL BOND TRUST
LETTER TO THE SHAREHOLDERS October 31, 1995, continued

LOOKING AHEAD

The slower pace of economic growth in 1995 and the Federal Reserve Board's previous interest rate moves have improved bond-market expectations. The decreasing supply of new issues, combined with significant maturities and calls for redemption, should continue to be positive for the municipal market. However, tax-reduction proposals are likely to continue to receive publicity and may cloud the outlook for tax-exempt bonds. With long-term municipal securities yielding more than 90 percent of the yield on U.S. Treasuries, the market has already begun the process of discounting the risk that a flat tax might eventually become law.

The Trust's procedure for reinvestment of all dividends and distributions on common shares is through purchases in the open market. This method helps to support the market value of the Trust's shares. In addition, we would like to remind you that the Trustees have approved a procedure whereby the Trust, when appropriate, may purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. During the fiscal year ended October 31, 1995, the Trust purchased and retired 13,000 shares of common stock at a weighted average market discount of 9.49 percent. The Trust may also utilize procedures to reduce or eliminate the amount of outstanding ARPS, including their purchase in the open market or in privately negotiated transactions.

We appreciate your ongoing support of InterCapital Insured Municipal Bond Trust and look forward to continuing to serve your investment needs.

Very truly yours,


/s/ C. FIUMEFREDDO
----------------------
CHARLES A. FIUMEFREDDO
Chairman of the Board

INTERCAPITAL INSURED MUNICIPAL BOND TRUST
RESULTS OF ANNUAL MEETING (unaudited)



                             *         *         *

On October 31, 1995, an annual meeting of the Trust's shareholders was held for the purpose of voting on three separate matters, the results of which were as follows:

(1) ELECTION OF TRUSTEES BY ALL SHAREHOLDERS:

        Jack F. Bennett
        For............................................................................................     3,770,196
        Withheld.......................................................................................       103,905

        Michael Bozic
        For............................................................................................     3,767,658
        Withheld.......................................................................................       106,443

   ELECTION OF TRUSTEE BY PREFERRED SHAREHOLDERS:

        Charles A. Fiumefreddo
        For............................................................................................           348
        Withheld.......................................................................................            --

The following Trustees were not standing for reelection at this meeting:

        Edwin J. Garn, John R. Haire, Dr. Manuel H. Johnson, Paul Kolton, Michael E. Nugent, Philip J. Purcell and John L. Schroeder.

(2) CONTINUANCE OF THE CURRENTLY EFFECTIVE INVESTMENT MANAGEMENT AGREEMENT:

        For............................................................................................     3,622,155
        Against........................................................................................        64,790
        Abstain........................................................................................       187,156

(3) RATIFICATION OF PRICE WATERHOUSE LLP AS INDEPENDENT ACCOUNTANTS:

        For............................................................................................     3,714,516
        Against........................................................................................        19,568
        Abstain........................................................................................       140,017

INTERCAPITAL INSURED MUNICIPAL BOND TRUST
PORTFOLIO OF INVESTMENTS October 31, 1995

PRINCIPAL
AMOUNT IN                                                                                  COUPON     MATURITY
THOUSANDS                                                                                   RATE        DATE           VALUE
--------------------------------------------------------------------------------------------------------------------------------
              MUNICIPAL BONDS (97.9%)
              General Obligation (4.8%)
$  5,000      Cook County, Illinios, Ser 1992 A (MBIA).................................     6.60 %     11/15/22     $  5,325,200
--------                                                                                                              ----------
              Educational Facilities Revenue (6.7%)
   6,000      Massachusetts Health & Educational Facilities Authority, Boston University
               1991 Ser K & L (MBIA)...................................................     6.66       10/01/31        6,346,740
   1,000      Pennsylvania Higher Educational Facilities Authority, Duquesne University
               Refg Ser A of 1991 (MBIA)...............................................     6.75       04/01/20        1,084,060
--------                                                                                                              ----------
   7,000                                                                                                               7,430,800
--------                                                                                                              ----------
              Electric Revenue (4.7%)
   3,000      Piedmont Municipal Power Agency, South Carolina, 1991 Refg Ser (FGIC)....     6.50       01/01/11        3,210,600
   2,000      Snohomish County Public Utility District #1, Washington, 1993 Ser
               (FGIC)..................................................................     6.00       01/01/18        2,013,820
--------                                                                                                              ----------
   5,000                                                                                                               5,224,420
--------                                                                                                              ----------
              Hospital Revenue (8.9%)
   2,000      Connecticut Health & Educational Facilities Authority, Yale-New Haven
               Hospital Ser F (MBIA)...................................................     7.10       07/01/25        2,207,120
   3,000      Jacksonville Health Facilities Authority, Florida, New Children's
               Hospital at Baptist Medical Center Ser 1991 (MBIA)......................     7.00       06/01/21        3,325,230
   3,000      Illinois Health Facilities Authority, Memorial Medical Center Ser 1989
               (MBIA)..................................................................     6.75       10/01/11        3,218,850
   1,000      Nebraska Investment Finance Authority, Methodist Health System Inc
               Ser 1991 (MBIA).........................................................     7.00       03/01/06        1,126,960
--------                                                                                                              ----------
   9,000                                                                                                               9,878,160
--------                                                                                                              ----------
              Industrial Development/Pollution Control (10.5%)
   2,500      Jasper County, Indiana, Northern Indiana Public Service Co Collateralized
               Ser 1991 (MBIA).........................................................     7.10       07/01/17        2,772,900
   1,000      Rockport, Indiana, Indiana & Michigan Power Co Ser B (Secondary FGIC)....     7.60       03/01/16        1,144,790
   1,000      Burlington, Kansas, Kansas Gas & Electric Co Ser 1991 (MBIA).............     7.00       06/01/31        1,111,000
   3,000      New Hampshire Industrial Development Authority, Canal Electric Co
               (AMT) (FGIC)............................................................     7.375      12/01/20        3,339,930
   3,000      New York State Environmental Facilities Corporation, Jamaica Water Supply
               Co Ser 1989 (AMT) (Secondary AMBAC).....................................     7.625      04/01/29        3,295,020
--------                                                                                                              ----------
  10,500                                                                                                              11,663,640
--------                                                                                                              ----------
              Mortgage Revenue - Single Family (30.6%)
   1,790      District of Columbia Housing Finance Agency, GNMA Collateralized
               Ser 1988 E (AMT) (MBIA).................................................     7.70       12/01/22        1,894,697
     285      Hawaii Housing Finance & Development Corporation, Ser 1989 A (AMT)
               (Bifurcated FSA)........................................................     7.70       07/01/29          303,930
   1,175      Sedgwick & Shawnee County, Kansas, GNMA Collateralized 1990 Ser B
               (AMT) (AMBAC)...........................................................     7.80       06/01/22        1,261,386
   5,000      Maine Housing Authority, Ser 1991 A (Bifurcated FSA).....................     7.40       11/15/22        5,339,100
   4,955      Massachusetts Housing Finance Agency, Ser 14 (Bifurcated FSA)............     7.60       12/01/14        5,331,431

                       SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL INSURED MUNICIPAL BOND TRUST
PORTFOLIO OF INVESTMENTS October 31, 1995, continued

PRINCIPAL
AMOUNT IN                                                                                  COUPON     MATURITY
THOUSANDS                                                                                   RATE        DATE           VALUE
--------------------------------------------------------------------------------------------------------------------------------
$  1,580      Michigan Housing Development Authority, Ser 1990 D (AMT) (Bifurcated
               FSA)....................................................................     7.65 %     12/01/19     $  1,677,470
   2,075      Minnesota Housing Finance Agency, Ser 1990 A (AMT) (Bifurcated FSA)......     7.85       07/01/22        2,218,445
   1,885      Missouri Housing Development Commission, GNMA-Backed 1991 Ser A (AMT)....     7.375      08/01/23        1,992,257
   6,400      Nebraska Investment Finance Authority, GNMA-Backed 1990 Ser 1 & 2 (AMT)..     7.631      09/10/30        6,888,064
     620      New Jersey Housing & Mortgage Finance Agency, Home Buyer Ser E (MBIA)....     7.65       10/01/16          667,560
   1,910      Tennessee Housing Development Agency, Homeownership Issue S (AMT)
               (Secondary MBIA)........................................................     7.625      07/01/22        2,049,124
   3,935      Wisconsin Housing & Economic Development Authority, Homeownership
               1991 Ser A (Bifurcated FSA).............................................     7.50       09/01/17        4,228,079
--------                                                                                                              ----------
  31,610                                                                                                              33,851,543
--------                                                                                                              ----------
              Resource Recovery Revenue (2.2%)
   2,200      Connecticut Resource Recovery Authority, Mid-Connecticut 1985 Ser B
               (MBIA)..................................................................     7.875      11/15/12        2,347,554
--------                                                                                                              ----------
              Transportation Facilities Revenue (11.4%)
   3,000      Hawaii, Airports Second Ser 1990 (AMT) (FGIC)............................     7.50       07/01/20        3,344,130
   2,000      Wayne County, Michigan, Detroit Metropolitan Wayne County Airport Sub
               Lien Ser 1991 B (AMT) (MBIA)............................................     6.75       12/01/21        2,139,240
   5,000      New Hampshire, Turnpike 1991 Refg Ser B & C (FGIC).......................     6.805      11/01/17        5,513,750
   1,500      Port of Portland, Oregon, Portland International Airport Ser Seven B
               (AMT) (MBIA)............................................................     7.10       07/01/21        1,654,830
--------                                                                                                              ----------
  11,500                                                                                                              12,651,950
--------                                                                                                              ----------
              Water & Sewer Revenue (5.7%)
   2,250      Broward County, Florida, Utility Ser 1991 (FGIC).........................     6.00       10/01/20        2,281,117
   4,000      Norfolk, Virginia, Water Ser 1995 (MBIA).................................     5.875      11/01/20        4,032,560
--------                                                                                                              ----------
   6,250                                                                                                               6,313,677
--------                                                                                                              ----------
              Other Revenue (2.2%)
   2,500      Las Cruces, New Mexico, Ser 1995 (AMT) (MBIA) (WI).......................     5.50       12/01/15        2,389,025
--------                                                                                                              ----------
              Refunded (10.2%)
   2,000      Castaic Lake Water Agency, California, Ser 1990 COPs (MBIA)..............     7.125      08/01/16        2,271,980
   5,000      Eastern Municipal Water District, California, Water & Sewer Ser 1991 COPs
               (FGIC)..................................................................     6.50       07/01/20        5,604,700
   3,000      Bucks County Industrial Development Authority, Pennsylvania, Grand View
               Hospital Ser of 1991 (AMBAC)............................................     7.00       07/01/11        3,425,970
--------                                                                                                              ----------
  10,000                                                                                                              11,302,650
--------                                                                                                              ----------
 100,560      TOTAL MUNICIPAL BONDS (Identified Cost $99,940,464)..............................................      108,378,619
--------                                                                                                              ----------

                       SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL INSURED MUNICIPAL BOND TRUST
PORTFOLIO OF INVESTMENTS October 31, 1995, continued

PRINCIPAL
AMOUNT IN                                                                                  COUPON     MATURITY
THOUSANDS                                                                                   RATE        DATE           VALUE
--------------------------------------------------------------------------------------------------------------------------------
              SHORT-TERM MUNICIPAL OBLIGATIONS (2.5%)
$  1,700      Massachusetts, Dedicated Income Tax Ser 1990 B (Demand 11/01/95).........     3.70 %*    12/01/97     $  1,700,000
   1,100      Washington Health Care Facilities Authority, Sisters of Providence Ser
               1985 B (Demand 11/01/95)................................................     3.90*      10/01/05        1,100,000
--------                                                                                                              ----------
   2,800      TOTAL SHORT-TERM MUNICIPAL OBLIGATIONS (Identified Cost $2,800,000)..............................        2,800,000
--------                                                                                                              ----------
$103,360      TOTAL INVESTMENTS (Identified Cost $102,740,464) (a).....................................  100.4%      111,178,619
========
              LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS...........................................   (0.4)         (460,880)
                                                                                                           ----       ----------
              NET ASSETS...............................................................................  100.0%     $110,717,739
                                                                                                         ======     ============

---------------------

  AMT       Alternative Minimum Tax.
  COPs      Certificates of Participation.
   WI       Security purchased on a when issued basis.
   *        Current coupon of variable rate security.
  (a)       The aggregate cost for federal income tax purposes is $102,740,464; the aggregate gross and net unrealized appreciation is $8,438,155.

Bond Insurance:

 AMBAC      AMBAC Indemnity Corporation.
  FGIC      Financial Guaranty Insurance Company.
  FSA       Financial Security Assurance Inc.
  MBIA      Municipal Bond Investors Assurance Corporation.

 ------------------------------------------------------------------------------
                       GEOGRAPHIC SUMMARY OF INVESTMENTS
                Based on Market Value as a Percent of Net Assets
                                October 31, 1995

  California........   7.1%
  Connecticut.......   4.1
  District of
   Columbia.........   1.7
  Florida...........   5.1
  Hawaii............   3.3
  Illinois..........   7.7
  Indiana...........   3.5
  Kansas............   2.1
  Maine.............   4.8
  Massachusetts.....  12.1%
  Michigan..........   3.4
  Minnesota.........   2.0
  Missouri..........   1.8
  Nebraska..........   7.2
  New Hampshire.....   8.0
  New Jersey........   0.6
  New Mexico........   2.2
  New York..........   3.0
  Oregon............   1.5%
  Pennsylvania......   4.1
  South Carolina....   2.9
  Tennessee.........   1.9
  Virginia..........   3.7
  Washington........   2.8
  Wisconsin.........   3.8
                     ------
  Total............. 100.4%
                     ======

                       SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL INSURED MUNICIPAL BOND TRUST
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
October 31, 1995

ASSETS:
Investments in securities, at value
 (identified cost $102,740,464).......................................    $111,178,619
Cash..................................................................         135,324
Interest receivable...................................................       1,902,890
Deferred organizational expenses......................................           2,669
Prepaid expenses......................................................           8,868
                                                                            ----------
    TOTAL ASSETS......................................................     113,228,370
                                                                            ----------
LIABILITIES:
Payable for:
    Investments purchased.............................................       2,391,424
    Investment management fee.........................................          34,965
Accrued expenses......................................................          84,242
                                                                            ----------
    TOTAL LIABILITIES.................................................       2,510,631
                                                                            ----------
NET ASSETS:
Preferred shares of beneficial interest (1,000,000 shares authorized
 of non-participating $.01 par value, 600 shares outstanding).........      30,000,000
                                                                            ----------
Common shares of beneficial interest (unlimited shares authorized of
 $.01 par value, 5,238,113 shares outstanding)........................      72,351,481
Net unrealized appreciation...........................................       8,438,155
Accumulated undistributed net investment income.......................         136,919
Accumulated net realized loss.........................................        (208,816)
                                                                            ----------
    NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS......................      80,717,739
                                                                            ----------
    TOTAL NET ASSETS..................................................    $110,717,739
                                                                            ==========

NET ASSET VALUE PER COMMON SHARE
 ($80,717,739 divided by 5,238,113 common shares outstanding).........          $15.41
                                                                                ======


        SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL INSURED MUNICIPAL BOND TRUST
FINANCIAL STATEMENTS, continued

STATEMENT OF OPERATIONS
For the year ended October 31, 1995

NET INVESTMENT INCOME:

INTEREST INCOME........................................................    $ 7,069,881
                                                                             ---------
EXPENSES
Investment management fee..............................................        378,608
Professional fees......................................................        106,647
Auction commission fees................................................         76,822
Transfer agent fees and expenses.......................................         30,486
Trustees' fees and expenses............................................         26,385
Shareholder reports and notices........................................         24,211
Registration fees......................................................         18,292
Auction agent fees.....................................................         17,241
Organizational expenses................................................          8,067
Custodian fees.........................................................          6,067
Other..................................................................         15,937
                                                                             ---------
    TOTAL EXPENSES BEFORE EXPENSE OFFSET...............................        708,763

    LESS: EXPENSE OFFSET...............................................         (6,028)
                                                                             ---------
    TOTAL EXPENSES AFTER EXPENSE OFFSET................................        702,735
                                                                             ---------
    NET INVESTMENT INCOME..............................................      6,367,146
                                                                             ---------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss......................................................        (62,197)
Net change in unrealized appreciation..................................      6,819,075
                                                                             ---------
    NET GAIN...........................................................      6,756,878
                                                                             ---------
NET INCREASE...........................................................    $13,124,024
                                                                             =========

        SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL INSURED MUNICIPAL BOND TRUST
FINANCIAL STATEMENTS, continued

STATEMENT OF CHANGES IN NET ASSETS
                                                       FOR THE YEAR       FOR THE YEAR
                                                          ENDED              ENDED
                                                       OCTOBER 31,        OCTOBER 31,
                                                           1995               1994
    ------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income.............................     $  6,367,146       $  7,028,394
Net realized loss.................................          (62,197)           (67,514)
Net change in unrealized appreciation.............        6,819,075        (12,965,757)
                                                         ----------         ----------
    NET INCREASE (DECREASE).......................       13,124,024         (6,004,877)
                                                         ----------         ----------
DIVIDENDS TO SHAREHOLDERS FROM NET INVESTMENT
  INCOME:
Preferred.........................................       (1,196,552)        (1,207,800)
Common............................................       (5,423,197)        (6,360,938)
                                                         ----------         ----------
    TOTAL.........................................       (6,619,749)        (7,568,738)
                                                         ----------         ----------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST:
Preferred.........................................       (5,000,000)        (5,000,000)
Common............................................         (163,890)           (79,556)
                                                         ----------         ----------
    TOTAL.........................................       (5,163,890)        (5,079,556)
                                                         ----------         ----------
    TOTAL INCREASE (DECREASE).....................        1,340,385        (18,653,171)

NET ASSETS:
Beginning of period...............................      109,377,354        128,030,525
                                                         ----------         ----------
    END OF PERIOD
    (Including undistributed net investment income
    of $136,919 and $389,522, respectively).......     $110,717,739       $109,377,354
                                                         ==========         ==========

        SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL INSURED MUNICIPAL BOND TRUST
NOTES TO FINANCIAL STATEMENTS October 31, 1995

1. ORGANIZATION AND ACCOUNTING POLICIES

InterCapital Insured Municipal Bond Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Trust was organized as a Massachusetts business trust on February 27, 1990 and commenced operations on February 28, 1991.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Portfolio securities are valued for the Trust by an outside independent pricing service approved by the Trustees. The pricing service has informed the Trust that in valuing the Trust's portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The Trust's portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. The Trust amortizes premiums and accretes discounts over the life of the respective securities. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Trust records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their

INTERCAPITAL INSURED MUNICIPAL BOND TRUST
NOTES TO FINANCIAL STATEMENTS October 31, 1995, continued

federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

E. ORGANIZATIONAL EXPENSES -- Dean Witter InterCapital Inc. (the "Investment Manager") paid the organizational expenses of the Trust's common shares in the amount of $40,281 which have been reimbursed for the full amount thereof. Such expenses have been deferred and are being amortized by the straight-line method over a period not to exceed five years from the commencement of operations.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Trust pays a management fee, calculated weekly and payable monthly, by applying the annual rate of 0.35% to the Trust's average weekly net assets.

Under the terms of the Agreement, in addition to managing the Trust's investments, the Investment Manager maintains certain of the Trust's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Trust who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Trust.

3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended October 31, 1995 aggregated $6,234,800 and $6,103,190, respectively.

Dean Witter Trust Company, an affiliate of the Investment Manager, is the Trust's transfer agent. At October 31, 1995, the Trust had transfer agent fees and expenses payable of approximately $2,300.

The Trust has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Trust who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended October 31, 1995 included in Trustees' fees and expenses in the Statement of Operations amounted to $7,391. At October 31, 1995,

INTERCAPITAL INSURED MUNICIPAL BOND TRUST
NOTES TO FINANCIAL STATEMENTS October 31, 1995, continued

the Trust had an accrued pension liability of $16,414 which is included in accrued expenses in the Statement of Assets and Liabilities.

4. PREFERRED SHARES OF BENEFICIAL INTEREST

The Trust is authorized to issue up to 1,000,000 non-participating preferred shares of beneficial interest having a par value of $.01 per share, in one or more series, with rights as determined by the Trustees, without approval of the common shareholders. On April 11, 1991, the Trust issued 800 shares of Auction Rate Preferred Shares ("Preferred Shares") for gross total proceeds of $40,000,000. The preferred shares have a liquidation value of $50,000 per share plus the redemption premium, if any, plus accumulated but unpaid dividends, whether or not declared, thereon to the date of distribution. The Trust may redeem such shares, in whole or in part, at the original purchase price of $50,000 per share plus accumulated but unpaid dividends, whether or not declared, thereon to the date of redemption. During the year ended October 31, 1995, the Trust purchased and retired 100 shares in the amount of $5,000,000.

Dividends, which are cumulative, are reset through auction procedures.

                                         RANGE OF
SHARES*     RATE*     RESET DATE     DIVIDEND RATES**
-------     -----     ----------     ----------------
  600       3.77%      11/01/95        3.55% - 6.25%

---------------------

 *     As of October 31, 1995.
 **    For the year ended October 31, 1995.

Subsequent to October 31, 1995 and up through December 5, 1995, the Trust paid dividends at rates ranging from 3.73% to 4.125% in the aggregate amount of $108,918.

The Trust is subject to certain restrictions relating to the preferred shares. Failure to comply with these restrictions could preclude the Trust from declaring any distributions to common shareholders or purchasing common shares and/or could trigger the mandatory redemption of preferred shares at liquidation value.

The preferred shares, which are entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the preferred shares.

INTERCAPITAL INSURED MUNICIPAL BOND TRUST
NOTES TO FINANCIAL STATEMENTS October 31, 1995, continued

5. COMMON SHARES OF BENEFICIAL INTEREST

Transactions in common shares of beneficial interest were as follows:

                                                                                                                  CAPITAL
                                                                                                                  PAID IN
                                                                                                   PAR           EXCESS OF
                                                                                 SHARES           VALUE          PAR VALUE
                                                                                ---------        -------        -----------
Balance, October 31, 1993..................................................     5,257,113        $52,571        $72,542,356
Treasury shares purchased and retired (weighted average discount 7.34%)*...        (6,000)           (60)           (79,496)
                                                                                ---------        -------        -----------
Balance, October 31, 1994..................................................     5,251,113         52,511         72,462,860
Treasury shares purchased and retired (weighted average discount 9.49%)*...       (13,000)          (130)          (163,760)
                                                                                ---------        -------        -----------
Balance, October 31, 1995..................................................     5,238,113        $52,381        $72,299,100
                                                                                  =======         ======          =========

---------------------

 *     The Trustees have voted to retire the shares purchased.

6. FEDERAL INCOME TAX STATUS

At October 31, 1995, the Trust had a net capital loss carryover of approximately $209,000, to offset future capital gains to the extent provided by regulations, which are available through October 31 in the following years:

                                           AMOUNTS IN THOUSANDS
                 -------------------------------------------------------------------------
                 2001                  2002                  2003                   TOTAL
                 -----                 -----                 -----                 -------
                  $79                   $68                   $62                   $209
                  ===                   ===                   ===                   ====

7. DIVIDENDS TO COMMON SHAREHOLDERS

The Trust has declared the following dividends from net investment income:

   DECLARATION          AMOUNT            RECORD                PAYABLE
       DATE           PER SHARE            DATE                  DATE
------------------    ----------     -----------------     -----------------
 October 31, 1995       $0.075       November 10, 1995     November 24, 1995
November 28, 1995       $0.075       December 8, 1995      December 22, 1995

INTERCAPITAL INSURED MUNICIPAL BOND TRUST
NOTES TO FINANCIAL STATEMENTS October 31, 1995, continued

8. SELECTED QUARTERLY FINANCIAL DATA (UNAUDITED)

                                                                                QUARTERS ENDED
                                             ------------------------------------------------------------------------------------
                                                  10/31/95              7/31/95               4/30/95                1/31/95
                                             ------------------     ----------------     ------------------     -----------------
                                                          PER                   PER                   PER                   PER
                                             TOTAL*      SHARE      TOTAL*     SHARE     TOTAL*      SHARE      TOTAL*     SHARE
                                             -------     ------     ------     -----     -------     ------     ------     ------
Total investment income..................    $ 1,767     $ 0.34     $1,778     $0.34     $ 1,734     $ 0.33     $1,791     $ 0.34
Net investment income....................      1,589       0.30      1,600      0.31       1,562       0.30      1,616       0.31
Net realized and unrealized gain.........      1,238       0.24      1,292      0.25       1,948       0.37      2,279       0.44

                                                                                QUARTERS ENDED
                                             ------------------------------------------------------------------------------------
                                                  10/31/94              7/31/94               4/30/94                1/31/94
                                             ------------------     ----------------     ------------------     -----------------
                                                          PER                   PER                   PER                   PER
                                             TOTAL*      SHARE      TOTAL*     SHARE     TOTAL*      SHARE      TOTAL*     SHARE
                                             -------     ------     ------     -----     -------     ------     ------     ------
Total investment income..................    $ 1,952     $ 0.37     $1,909     $0.36     $ 1,951     $ 0.37     $2,047     $ 0.39
Net investment income....................      1,742       0.33      1,706      0.33       1,748       0.33      1,832       0.35
Net realized and unrealized gain
 (loss)..................................     (4,332)     (0.83)       368      0.06      (9,010)     (1.71)       (59)     (0.01)

---------------------

 *     Amounts in thousands.

INTERCAPITAL INSURED MUNICIPAL BOND TRUST
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a common share of beneficial interest outstanding throughout each period:

                                                                                                                         FOR THE
                                                                                                                          PERIOD
                                                                                                                         FEBRUARY
                                                                                                                           28,
                                                                                                                          1991*
                                                                                                                         THROUGH
                                                                          FOR THE YEAR ENDED OCTOBER 31                  OCTOBER
                                                                     ---------------------------------------               31,
                                                                 1995**         1994**       1993**       1992**          1991**
   ---------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of period........................    $ 14.16        $ 16.75      $ 14.84      $ 14.66          $14.06
                                                                 ------         ------       ------       ------           -----
Net investment income.......................................       1.22           1.34         1.41         1.45            0.86
Net realized and unrealized gain (loss).....................       1.30          (2.49)        2.04         0.09            0.70
                                                                 ------         ------       ------       ------           -----
Total from investment operations............................       2.52          (1.15)        3.45         1.54            1.56
                                                                 ------         ------       ------       ------           -----
Less dividends and distributions from:
 Net investment income......................................      (1.04)         (1.21)       (1.26)       (1.08)          (0.52)
 Common share equivalent of dividends paid to preferred
   shareholders.............................................      (0.23)         (0.23)       (0.24)       (0.26)          (0.19)
 Net realized gain..........................................         --             --        (0.04)       (0.02)             --
                                                                 ------         ------       ------       ------           -----
Total dividends and distributions...........................      (1.27)         (1.44)       (1.54)       (1.36)          (0.71)

Offering costs charged against capital......................         --             --           --           --           (0.25)
                                                                 ------         ------       ------       ------           -----
Net asset value, end of period..............................    $ 15.41        $ 14.16      $ 16.75      $ 14.84          $14.66
                                                                 ======         ======       ======       ======           =====
Market value, end of period.................................    $14.625        $12.875      $17.875      $16.375          $15.50
                                                                 ======         ======       ======       ======           =====
TOTAL INVESTMENT RETURN+....................................      22.10%       (22.37)%       17.74%       13.05%        6.89%(1)

RATIOS TO AVERAGE NET ASSETS OF COMMON SHAREHOLDERS:
Total expenses before expense offset........................    0.91%(3)          1.03%        1.01%        0.99%        1.00%(2)

Net investment income before preferred stock dividends......    8.16%(3)          8.68%        8.86%        9.61%        9.16%(2)

Preferred stock dividends...................................       1.53%          1.49%        1.49%        1.70%        1.97%(2)

Net investment income available to common shareholders......       6.63%          7.19%        7.37%        7.91%        7.19%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands.....................    $110,718       $109,377     $128,031     $117,998        $117,071

Asset coverage on preferred shares at end of period.........        369%           312%         319%         295%            293%

Portfolio turnover rate.....................................          6%            12%           6%           7%          16%(1)

---------------------
 *   Commencement of operations.
 ** The per share amounts were computed using an average number of shares outstanding during the period.
 + Total investment return is based upon the current market value on the last day of each period reported. Dividends and distributions are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
(1)  Not annualized.
(2)  Annualized.
(3) The above expense and net investment income ratios would have been 0.90% and 8.17%, respectively, which reflects 0.01% effect for custody cash credits.

                       SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL INSURED MUNICIPAL BOND TRUST
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF INTERCAPITAL INSURED MUNICIPAL BOND TRUST

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of InterCapital Insured Municipal Bond Trust (the "Trust") at October 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period February 28, 1991 (commencement of operations) through October 31, 1991, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1995, by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
December 5, 1995
      --------------------------------------------------------------------

                      1995 Federal Tax Notice (unaudited)

         During the year ended October 31, 1995, the Trust paid the following per share amounts from tax-exempt income: $1.04 to common shareholders and $1,985 to preferred shareholders.

                      (This Page Intentionally Left Blank)

TRUSTEES
------------------------------------------------------
Jack F. Bennett
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Dr. Manuel H. Johnson
Paul Kolton
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
------------------------------------------------------
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Sheldon Curtis
Vice President, Secretary and General Counsel

James F. Willison
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
------------------------------------------------------
Dean Witter Trust Company
Harborside Financial Center - Plaza Two
Jersey City, New Jersey  07311

INDEPENDENT ACCOUNTANTS
------------------------------------------------------
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER
------------------------------------------------------
Dean Witter InterCapital Inc.
Two World Trade Center
New York, New York 10048


INTERCAPITAL
INSURED
MUNICIPAL
BOND TRUST


ANNUAL REPORT
OCTOBER 31, 1995